EXHIBIT 23.4

                 Consent of Jacobs, Walker, Rice & Basche, P.C.


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                                 April 23, 1996


                                   CONSENT OF
                       JACOBS, WALKER, RICE & BASCHE, P.C.


     We hereby consent to the reference to this firm under the caption "Legal Matters" in the Registration Statement on Form S-4, Amendment Number One, of New England Community Bancorp, Inc.


                                           Jacobs, Walker, Rice & Basche, P.C.



                                           By:  /s/ MICHAEL J. RICE, TREASURER
                                               --------------------------------
                                                Michael J. Rice, Treasurer